Exhibit 99.1
Apex Microtechnology
Corporation
Financial Statements
November 17, 2006

Apex Microtechnology Corporation
Index
November 17, 2006

Page(s)

Report of Independent Auditor	1

Financial Statements

Balance Sheet	2

Statement of Income	3

Statement of Stockholders’ Deficiency	4

Statement of Cash Flows	5

Notes to Financial Statements	6-15

PricewaterhouseCoopers LLP
1850 North Central Ave Suite 700
Phoenix AZ 85004-4563
Telephone (602) 364 8000
Facsimile (602) 364 8001

Report of Independent Auditor
To the Board of Directors and Shareholders
of Apex Microtechnology Corporation
In our opinion, the accompanying balance sheet and the related statement of income, stockholders’ deficiency and cash flows present fairly, in all material respects, the financial position of Apex Microtechnology Corporation at November 17, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
March 13, 2007

Apex Microtechnology Corporation
Balance Sheet
November 17, 2006

2006

Assets
Current assets:
Cash	$76,749
Accounts receivable less allowance for doubtful accounts of $21,586 in 2006 and $59,559 in 2005	3,059,918
Inventories, net	2,598,205
Deferred income taxes	270,722
Prepaid expenses	147,452

Total current assets	6,153,046
Property, plant and equipment, net	3,038,203
Intangibles and other assets, net	114,324

$9,305,573

Liabilities and Stockholders’ Deficiency
Current liabilities:
Cash Overdraft	$129,731
Accounts payable	398,332
Accrued expenses and other liabilities	580,722
Deferred revenue	15,000
Due to affiliate	112,251
Incentives payable	468,835
Profit sharing payable	415,547
Revolving line of credit	502,354
Accrued salaries and benefits	425,136
Current portion of long-term debt	1,761,484
Current portion of lease obligations	1,535

Total current liabilities	4,810,927
Deferred income taxes	707,362
Long-term debt	4,927,270

Total liabilities	10,445,559
Preferred stock — convertible (174,656 outstanding shares)	596,069
Stockholders’ deficiency
Common stock (639,057 outstanding shares)	61
Unearned compensation — restricted stock units	(337,030)
Additional paid-in capital	5,626,099
Accumulated deficit	(7,025,185)

Total stockholders’ deficiency	(1,736,055)

Total liabilities and stockholders’ deficiency	$9,305,573

The accompanying notes are an integral part of these financial statements.

2

Apex Microtechnology Corporation
Statement of Income
Year Ended November 17, 2006

2006

Net sales	$19,483,983
Cost of sales	7,257,151

Gross profit	12,226,832

Operating expenses
Selling and marketing	2,254,530
Research and development	2,025,283
General and administrative	2,658,109

Total operating expenses	6,937,922

Income from operations	5,288,910

Interest expense	(838,485)

Total other expenses	(838,485)

Income before income taxes	4,450,425
Provision for income taxes	1,401,351

Net income	$3,049,074

The accompanying notes are an integral part of these financial statements.

3

Apex Microtechnology Corporation
Statement of Stockholders’ Deficiency
Year Ended November 17, 2006

					Unearned
	Series B				Compensation-	Additional
	Preferred Stock		Common Stock		Restricted	Paid-in	Accumulated
	Shares	Amount	Shares	Amount	Stock	Capital	Deficit	Total

Balance at November 18, 2005	174,656	$596,069	636,277	$61	$(256,042)	$5,433,922	$(10,069,874)	$(4,295,864)
Amortization of unearned compensation associated with restricted stock units and issuance of common stock for vested units			100		94,327			94,327
Exercise of stock options			3,130			18,851		18,851
Tax benefit from employee stock option exercises						1,337		1,337
Issuance of 8,566 shares of restricted stock units					(184,047)	184,047
Forfeited restricted stock units					8,732	(8,732)
Repurchase of common stock			(450)		—	(3,326)	(4,385)	(7,711)
Net income							3,049,074	3,049,074

Balance at November 17, 2006	174,656	$596,069	639,057	$61	$(337,030)	$5,626,099	$(7,025,185)	$(1,139,986)
The accompanying notes are an integral part of these financial statements.

4

Apex Microtechnology Corporation
Statement of Cash Flows
Year Ended November 17, 2006

2006

Cash flows from operating activities
Net income	$3,049,074
Depreciation and amortization	423,222
Amortized unearned compensation	94,327
Tax benefit from employee stock option plan	1,337
Changes in operating assets and liabilities
Accounts receivable	(78,507)
Inventories	(182,463)
Prepaid expenses	(100,583)
Accounts payable and accrued	488,543
Deferred revenue	(30,729)
Income taxes receivable	283,705
Deferred income taxes	109
Due to affiliate	19,924

Net cash provided by operating activities	3,967,959

Cash flows from investing activities
Purchases of fixed assets	(398,979)

Net cash used in investing activities	(398,979)

Cash flows from financing activities

Bank overdraft	(36,850)
Repayments of debt and line of credit	(3,502,795)
Repurchase of common stock	(7,711)
Stock option purchase	18,851

Net cash used in financing activities	(3,528,505)

Net increase (decrease) in cash	40,475
Cash, beginning of year	36,274

Cash, end of year	$76,749

Cash paid for
Interest	$807,083
Income taxes	1,130,000
The accompanying notes are an integral part of these financial statements.

5

Apex Microtechnology Corporation
Notes to Financial Statements
November 17, 2006

1.	Nature of Business

Apex Microtechnology Corporation (the “Company”) designs and manufactures high performance monolithic and hybrid analog power integrated circuits that provide off-the-shelf solutions across a wide range of commercial, industrial and military applications. Typical end products include automatic test equipment, avionics, guidance systems, surface analyzers, optical switch drivers, scanning tunneling microscopes and robotics. The Company’s operations are located in Tucson, Arizona.

2.	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Company’s financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, are carried at cost, which approximates fair value because of the short term nature of those investments. The carrying value of the Company’s borrowings approximate their fair values given their interest rates, which fluctuate with market conditions, and maturity schedules. The Company does not hold or issue financial instruments for trading purposes.

Revenue Recognition

Revenue from product sales are recognized when a contract with the customer exists, the price is fixed or determinable, collectibility is reasonably assured, delivery of the product has occurred and title has passed to the customer.

Allowance for Doubtful Accounts

We maintain allowances for doubtful accounts for estimated losses resulting from the inability or failure of our customers to make required payments. We regularly evaluate our allowance for doubtful accounts based upon the age of the receivable, our ongoing customer relations, as well as any disputes with the customer. If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required, which could have a material effect on our operating results and financial position.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentration of credit risk consist of cash and cash equivalents and trade accounts receivable. The Company places its cash with high credit quality financial institutions. At times, such cash balances may be in excess of the FDIC insurance limit. Historically, the Company has not experienced any losses of its cash and cash equivalents due to such concentration of credit risk. The Company monitors its customers’ financial condition to minimize its risks associated with trade accounts receivables. As of November 17, 2006 the two largest individual receivable balances comprise of 16.7% of the total balance.

Inventories

Inventories are stated at the standard cost which approximates actual, net of a reserve for potential excess and obsolete items, using the first-in, first-out method. Cost is determined utilizing standard cost which approximates actual.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost. Depreciation is provided using the straight-line method over the estimated useful lives of 3 to 40 years of the related assets. Improvements and repairs that extend the life of an asset are capitalized; other repairs and maintenance are expensed. Gains and losses on disposition of assets are recognized in other income (expense).

Apex Microtechnology Corporation
Notes to Financial Statements
November 17, 2006

Intangibles and Other Assets

Intangible assets represent a purchased product line. Such costs are amortized using the straight-line method over useful lives of two to five years assuming no residual value. Additionally, costs associated with the issuance of long-term debt were capitalized and are being amortized over the term of the related agreement.

Income Taxes

The Company accounts for income taxes using the asset/liability model. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that result in taxable or deductible amounts in the future based upon enacted tax laws and rates applicable to the periods in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount currently expected to be realized. The provision for income taxes represents taxes payable or refundable for the period plus or minus the change in deferred tax assets and liabilities during the period.

Accounting for Stock Based Compensation

Employee Stock Options

The Company accounts for stock based employee compensation arrangements using the intrinsic value method and, accordingly, compensation cost for stock options is measured as the excess, if any, of the fair value of the Company’s stock at the date of grant over the stock option exercise price. Expense associated with stock based compensation is amortized on an accelerated basis over the vesting period of the individual award consistent with the method described in Financial Accounting Standards Board Interpretation No. 28.

The Company accounts for the Plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations. No stock based employee compensation cost is reflected in net income, as all options granted under the plan had an exercise price equal to the estimated market value of the underlying common stock on the date of grant. The following table illustrates the effect on net income if the Company had applied the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock Based Compensation, to Stock-Based Employee Compensation.

2006

Net income, as reported	$3,049,074
Deduct: Total stock-based employee compensation expense determined under fair value based method, net of taxes	(7,081)

Pro forma net income	$3,041,993

Restricted Stock Unit Plan

Effective March 19, 2004, the Company created the Restricted Stock Unit Plan for eligible individuals consisting of employees, consultants and independent contractors, as selected by the Board, that provide services to the Company or any affiliate whom the Board determines to be an eligible person. Eligible persons do not include a Director of the Company. A restricted stock unit entitles the holder to one share of common stock. In 2006, the Company granted 8,566 restricted stock units to its employees.

Apex Microtechnology Corporation
Notes to Financial Statements
November 17, 2006

Awards are granted for no cash consideration and vest at 20% on the first anniversary date after the vesting commencement date and 20% on each subsequent anniversary of the vesting commencement date. No shares are issued at the time the award is granted. On the settlement date, such shares shall be issued and delivered to the holder of the restricted stock units subject to any vesting or other requirements set forth in the award agreement and/or the notice. The award is settled at the earlier of (a) the date of termination of the participant’s service with the Company, or (b) the date a change in control of the Company becomes effective.

Upon termination of the participant’s employment with the Company for any reason, the Company shall have the option to purchase all of the shares held by the participant at a price equal to the fair market value of these shares as of the first day of the option exercise period as determined by the Company’s Board of Directors in its sole discretion. The option exercise period is the thirty (30) day period beginning six months and one day after the settlement date.

The maximum number of shares shall equal 30,278 subject to increase in the event that an option granted under the Company’s 2000 Incentive Stock Option Plan shall expire or terminate unexercised or for any reason becomes unexerciseable as to shares authorized under such plan. In 2006, employees forfeited 325 shares of restricted stock for a total amount forfeited of $8,731.

The Company has determined that pursuant to FIN No. 44, Accounting for Certain Transactions Involving Stock Compensation, that variable accounting is not required for the Plan. Accordingly, compensation expense is being recognized on a straight-line basis over the five year vesting period based upon the estimated market value of the stock on the grant date.

During 2006, the Company recorded an increase in additional paid in capital of $184,046 and a corresponding increase in unearned compensation in the same amount as a result of granting the restricted stock to employees. During 2006, the Company recognized noncash stock compensation expense totaling $94,327 and a reduction to unearned compensation for the portion of the restricted stock that vested during the year.

Recently Issued Accounting Pronouncements

In May 2005, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 154, Accounting Changes and Error Corrections. This statement replaces Accounting Principles Board Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS No. 154 shall be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Therefore, the Company will adopt this Statement, as applicable, in its fiscal year beginning November 18, 2006.

Apex Microtechnology Corporation
Notes to Financial Statements
November 17, 2006

On December 23, 2004, the FASB issued Statement of Financial Accounting Standards No. 123R (“SFAS 123R”), Shared Based Payments, that revises Statement of Financial Accounting Standards 123, Accounting for Stock Based Compensation. Under SFAS 123R, companies will be required to recognize as compensation expense the fair value of share based compensation. SFAS 123R no longer permits companies to account for stock based compensation using APB Opinion No. 25, Accounting for Stock Issued to Employees, which could result in no recognition of compensation expense. Under SFAS 123R, compensation will be recognized over the vesting period based upon the fair value of the awards on the grant date and the estimated number of awards that are expected to vest. Compensation expense will be adjusted for actual forfeitures that occur before vesting. For nonpublic companies, SFAS 123R is effective prospectively beginning on January 1, 2006, effective for the Company on November 18, 2006 and does not apply to the unvested portion of awards that were granted before the date of adoption. Management believes the adoption of SFAS 123R will not have a material impact on its financial position, results of operations and cash flows.

In November 2005, the FASB issued FASB Staff Position (“ESP”) FAS 123R-3, Transition Election Related to Accounting for the Tax Effects of Share-Based Payment Awards (“FAS 123R-3”). FAS 123R-3 provides for a practical transition election related to accounting for the tax effects of share-based payment awards to employees. Companies may elect either the guidance in SFAS 123R or this alternative transition method up to one year from the later of its initial adoption of SFAS 123R or the effective date of this FSP to make this one time election. FAS 123R-3 is currently being evaluated by the Company.

3.	Inventories

Inventories consist of the following:

2006

Raw materials	$1,963,945
Work-in-process	345,463
Finished goods	506,953
Reserve for obsolete items	(218,156)

$2,598,205

Apex Microtechnology Corporation
Notes to Financial Statements
November 17, 2006
4.	Intangibles and Other Assets

Intangibles consist of the following:

2006

Purchase product line	$100,000
Debt issue cost	178,282

278,282
Less: Accumulated depreciation and amortization	(163,958)

$114,324

Estimated future amortization expense for our intangibles is as follows at November 17, 2006:

2007	$63,797
2008	50,527
Amortization expense was $54,936 for the year ended November 17, 2006.

5.	Property, Plant and Equipment

Property, plant and equipment consist of the following:

2006

Land	$152,645
Manufacturing facility	4,169,639
Machinery and equipment	7,596,385
Furniture and fixtures	213,517

12,132,186
Less: Accumulated depreciation and amortization	(9,093,983)

$3,038,203

Depreciation expense was $368,286 for the year ended November 17, 2006.

Apex Microtechnology Corporation
Notes to Financial Statements
November 17, 2006
6.	Credit Facilities
     Long-term debt consists of the following:

2006

Note payable to bank, issued October 2, 2003 and modified on May 23, 2005 and July 19, 2006 with interest at prime plus .25% (8.5% at November 17, 2006) requiring monthly payments of principal and interest, maturing October 1, 2008.	$574,080

Note payable to bank, issued October 2, 2003 and modified on May 23, 2005 and July 19, 2006 with interest at prime plus 0% (8.25% at November 17, 2006) requiring monthly payments of principal and interest, maturing October 1, 2008.	2,981,562

Bank Revolving Line of Credit, issued October 2, 2003 and modified May 23, 2005 and July 19, 2006 with interest at prime (8.25% at November 17, 2006) requiring monthly payments of interest, maturing October 1, 2008.	502,354

Note payable to bank, issued May 23, 2005, modified on July 19, 2006 with interest at prime plus 1.25% (9.5% at November 17, 2006) requiring monthly payments of principal and interest, maturing on November 23, 2008.	1,501,772

Subordinated note payable to Midwest-Apex LLC, issued June 25, 2004 with interest at 11% per annum, requiring quarterly payments of interest, maturity payable in one lump sum on March 30, 2008. This note payable has rights to collateral that are subordinate to the Company’s other long-term debt. The terms of this note allow for principal payment to be made prior to the stated maturity date.	1,631,340

$7,191,108
Less: Current portion of long-term debt	(1,761,484)
Less: Line of credit	(502,354)

$4,927,270

Apex Microtechnology Corporation
Notes to Financial Statements
November 17, 2006

Substantially all of the assets of the Company serve as collateral for the notes payable and the line of credit. The credit facilities are subject to covenants including minimum tangible net worth levels, minimum fixed charge coverage and current ratios, and maximum leverage ratios. At November 17, 2006, the Company was in compliance with all covenants, and management expects to remain in compliance through November 2007.
Under the revolving line of credit, the Company may borrow up to $3,000,000. The line of credit is secured by the assets of the Company and the borrowing base is the lesser of the maximum principal amount or the sum of the following: 80% of domestic accounts receivable, 90% of eligible foreign accounts receivable, 40% of raw materials inventory, 50% of finished goods inventory, and 35% of last time buy inventory. The line of credit bears an interest rate of prime and matures October 1, 2008. There was $502,354 in outstanding borrowings under the revolving line of credit as of November 17, 2006.
Scheduled maturities of long-term debt are as follows:

2007	$2,263,838
2008	4,927,270

7,191,108

Less: Current portion of long term debt	(1,761,484)

Less: Line of credit	(502,354)

Long-term debt	$4,927,270

7.	Income Taxes
The provision for income taxes includes the following components:

2006

Current

Federal	$1,399,676

State	(275)

1,399,401

Deferred

Federal	$1,817

State	133

1,950

$1,401,351

Apex Microtechnology Corporation
Notes to Financial Statements
November 17, 2006

The Company’s effective income tax rate differs from the federal statutory income tax rate of 35% due to the effect of state income taxes offset by Federal tax benefits, the extra-territorial income (ETI) exclusion, the manufacturing deduction, and federal and state research and development credits. Effective January 1, 2005, the America Jobs Creation Act of 2004, repealed the ETI exclusion for transactions entered into after 2004 with two years of transition relief (2005-2006) and phases in the manufacturer’s deduction through 2010. During the transition period, the Act provides a deduction equal to 80% of the original ETI exclusion in 2005, 60% in 2006 and no exclusions thereafter.
Deferred tax assets and liabilities consist of the following:

2006
Deferred tax assets
Accruals not currently deductible	$80,403
Non-deductible reserves	87,494
Other	102,825

Total deferred tax assets	$270,722

Deferred tax liabilities
Accelerated depreciation of property, plant & equipment	$(707,362)

Total deferred tax liabilities	(707,362)

Net deferred tax liabilities	$(436,640)

8.	Common and Preferred Stock

The Company has authorized 10,250,000 of its $.0001 par value shares, of which 10,000,000 shares have been designated as common stock and 250,000 shares have been designated as preferred shares: 20,000 shares of Class A Redeemable Preferred stock (“Class A”), and 230,000 shares of Class B Convertible Redeemable Preferred stock (“Class B”).

On March 31, 2000, the Company sold 2,985 of its Class A shares and 186,875 of its Class B shares to an investment firm for total proceeds of $3,000,000. The proceeds were allocated to the securities based upon their relative fair values, resulting in $2,403,931 allocated to the Class A shares and $596,069 allocated to the Class B shares.

On June 25, 2004, the Class A shares were redeemed with a subordinated note in the amount of $3,781,340 (Note 5) payable to the holders of the Class A shares.

Class B shares are initially convertible into the number of shares equal to 20% of the common shares outstanding on a fully diluted basis, up to a maximum of 186,875 shares. In 2005, the maximum number of shares convertible was adjusted to 174,656 to equal 20% of the common shares outstanding on a fully diluted basis. The conversion rate will adjust in the future if the Company issues its common stock at a price less than the fair value per share immediately prior to the time of such issuance. Because the number of convertible shares adjusts to maintain the 20% ownership, a beneficial conversion feature exists. The Company recorded a beneficial conversion feature of $257,950, which was fully amortized as of November 23, 2001.

Apex Microtechnology Corporation
Notes to Financial Statements
November 17, 2006

The Class B shares are entitled to the number of votes equal to the number of shares of common stock into which such shares are convertible. The holders are entitled to the same dividend rights as the holders of the common stock. Upon liquidation, the holders are entitled to $.08 per share. The Class B shares are convertible at any time into common stock, at the conversion rate in effect at the date, which at November 17, 2006 was 174,656 shares. At November 17, 2006, the aggregate liquidation preference is $14,950.
At any time after March 31, 2007, a holder of Class B shares shall have the option to require the Company to redeem and purchase all or a portion of the shares, or any shares of common stock issued upon conversion. The redemption price shall be equal to the greater of the fair value per common share or a multiple of EBITDA, as defined.
9.	Stock Option Plan

During 2000, the Company adopted, and the Board of Directors approved, the 2000 Incentive Stock Option Plan (the “Plan”). The Company has reserved 93,400 shares of common stock for issuance under the Plan. The Plan allows for the issuance of stock options to employees at the exercise prices not less than 100% of the fair value of the Company’s common stock as determined by the Board of Directors on the date of grant. These options have vesting terms established by the Board of Directors at the date of the grant. The stock options vest over 5 years and expire 10 years from the date of grant.

Summary information related to the stock option plans are as follows:

	Number		Weighted
	of Shares	Range of	Average
	Under	Exercise	Exercise
	Option	Prices	Price

Options outstanding at November 18, 2005	36,526	$3.11 — 17.13	5.64
Granted	—	—
Canceled or expired	(230)	3.11 — 13.48	15.51
Exercised	(3,130)	4.43 — 13.48	6.02

Options outstanding at November 17, 2006	33,166	$3.11 — 17.13	$6.09

Apex Microtechnology Corporation
Notes to Financial Statements
November 17, 2006

The following table summarizes information about stock-based employee compensation grants outstanding at November 17, 2006:

	Options Outstanding			Options Exercisable
	Number	Weighted-Average	Weighted-	Number	Weighted
	Outstanding at	Remaining	Average	Exercisable at	Average
Exercise	November 17,	Contractual Life	Exercise	November 17,	Exercise
Price	2006	(Years)	Price	2006	Price

$13.48			$13.48		$13.48
17.13	8,250	4.3	17.13	8,250	17.13
3.11	9,420	6.5	3.11	6,406	3.11
4.43	15,496	6.8	4.43	10,072	4.43

	33,166			24,728

There were no options granted in 2006. The fair value of each option was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions for all grants; dividend yield of 0%, expected volatility 0%, risk-free interest rates ranging from 1.83% to 5.50% and expected life of ten years.

10.	Employee Benefit Plan

The Company has an Employee Profit Sharing and 401(k) Plan and Trust (the “Benefit Plan”). The Company may make an annual cash contribution to the Benefit Plan which is based upon a percentage of EBITDA, as defined. A total of $410,536 in profit sharing contributions were made by the Company in 2006. The Company’s 401(k) matching contributions were $85,440 in 2006. Employees must meet certain service requirements to participate in contributions to the Benefit Plan.

11.	Related Party Transactions

The Company is required to pay Alerion, majority holder of the Company’s common stock, a management fee of up to $300,000 annually for ongoing management services based on the Company’s profitability. Total management fees included in general and administrative expense were $300,000 in 2006 of which approximately $112,251 are included in due to affiliate at November 17, 2006.

The Company has a note payable to Midwest-Apex LLC with a principal balance outstanding of $1,631,340 as of November 17, 2006 (Note 5). Midwest-Apex is the holder of the Company’s Series B convertible redeemable preferred stock.